COVANTA HOLDING CORPORATION NAMES
MARK A. PYTOSH AS CHIEF FINANCIAL OFFICER
FAIRFIELD, NJ, August 17, 2006 – Covanta Holding Corporation (NYSE:CVA) (“Covanta”) announced today that Mark A. Pytosh will assume the position of Senior Vice President and Chief Financial Officer, effective September 1, 2006. Mr. Pytosh has been Executive Vice President and Chief Financial Officer of Waste Services, Inc., a publicly-traded integrated waste services company. Prior to his tenure with Waste Services Inc., Mr. Pytosh was a Managing Director in Investment Banking at Lehman Brothers where he led the firm’s Global Industrial Group. Before joining Lehman Brothers in 2000, Mr. Pytosh had 15 years of senior investment banking experience at Donaldson, Lufkin & Jenrette and Kidder, Peabody.
Anthony Orlando, Chief Executive Officer of Covanta stated “We are delighted to have Mark join the Covanta team. He is a very talented financial officer with a wealth of industry and transactional experience that will be extremely valuable to Covanta and our shareholders. I am confident Mark’s leadership and insight will complement Covanta’s outstanding management team as we continue to pursue our strategic objectives.”
About Covanta Holding Corporation
Covanta Holding Corporation is a New York Stock Exchange listed company engaging in waste disposal, energy services and specialty insurance through its subsidiaries. Covanta’s subsidiary, Covanta Energy Corporation, is an internationally recognized owner and operator of waste-to-energy and power generation projects. Covanta Energy’s waste-to-energy facilities convert municipal solid waste into renewable energy for numerous communities, predominantly in the United States.
NOTE: Covanta’s charter contains restrictions that prohibit parties from acquiring 5% or more of Covanta’s common stock without its prior consent.
CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS
Certain statements in this press release may constitute “forward-looking” statements as defined in Section 27A of the Securities Act of 1933 (the “Securities Act”), Section 21E of the Securities Exchange Act of 1934 (the “Exchange Act”), the Private Securities Litigation Reform Act of 1995 (the “PSLRA”) or in releases made by the Securities and Exchange Commission, all as may be amended from time to time. Such forward-looking statements involve known and unknown risks, uncertainties and other important factors that could cause the actual results, performance or achievements of Covanta and its subsidiaries, or industry results, to differ materially from any future results, performance or achievements expressed or implied by such forward-looking statements. Statements that are not historical fact are forward-looking statements. Forward looking statements can be identified by, among other things, the use of forward-looking language, such as the words “plan”, “believe”, “expect”, “anticipate”, “intend”, “estimate”, “project”, “may”,

“will”, “would”, “could”, “should”, “seeks”, or “scheduled to”, “proposed”, or other similar words, or the negative of these terms or other variations of these terms or comparable language, or by discussion of strategy or intentions. These cautionary statements are being made pursuant to the Securities Act, the Exchange Act and the PSLRA with the intention of obtaining the benefits of the “safe harbor” provisions of such laws. Covanta cautions investors that any forward-looking statements made by Covanta are not guarantees or indicative of future performance. Important assumptions and other important factors that could cause actual results to differ materially from those forward-looking statements with respect to Covanta, include, but are not limited to, those factors, risks and uncertainties that are described in Item 1A of its Annual Report on Form 10-K for the year ended December 31, 2005, and in other securities filings by Covanta or its subsidiaries.
Although Covanta believes that its plans, intentions and expectations reflected in or suggested by such forward-looking statements are reasonable, actual results could differ materially from a projection or assumption in any forward-looking statements. Covanta’s future financial condition and results of operations, as well as any forward-looking statements, are subject to change and inherent risks and uncertainties. The forward-looking statements contained in this press release are made only as of the date hereof and Covanta does not have or undertake any obligation to update or revise any forward-looking statements whether as a result of new information, subsequent events or otherwise, unless otherwise required by law.
Contacts:
Doreen Lubeck
973-882-7001